The Royce Fund

Royce Select Fund II

Supplement to the Prospectus

dated May 1, 2007

Effective September 7, 2007 the "Annual Fund Operating Expenses" table and the expense "Example", each found on page 7 of the Prospectus, are replaced with the following:

ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)
Performance fees	2.30%
Distribution (12b-1) fees	None
Dividends on securities sold short	0.69%
Other expenses	None
Total annual Fund operating expenses	2.99%

*Based on 12.5% of the Fund's pre-fee, high watermarked return of 18.40% in 2006. Other expenses are shown as "none" because Royce is responsible for paying them.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 18.40% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$322	$637	$975	$1,937

You would pay the following expenses if you redeemed your shares:

1 Year	3 Years	5 Years	10 Years
$553	$637	$975	$1,937

September 7, 2007